Exhibit 99.1

MADISON SQUARE GARDEN ENTERTAINMENT CORP. PROVIDES UPDATE ON

PROPOSED SPIN-OFF TRANSACTION

NEW YORK, NY – February 16, 2023 – Madison Square Garden Entertainment Corp. (NYSE: MSGE) today announced that it is continuing to make progress on the proposed tax-free spin-off of its traditional live entertainment businesses.

The Company (to be renamed MSG Sphere Corp. following the spin-off) has filed a publicly available Form 10 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”) for the new live entertainment company, which would take on the name Madison Square Garden Entertainment Corp. (“MSG Entertainment”). The Company has also published an investor presentation, available at investor.msgentertainment.com, highlighting the new live entertainment company’s assets and financial profile.

The proposed spin-off would create two distinct companies for shareholders – MSG Entertainment, a pure-play live entertainment company with a diverse collection of venues in New York and Chicago, the Company’s entertainment and sports bookings business, as well as the Christmas Spectacular Starring the Radio City Rockettes production; and MSG Sphere Corp., which would be comprised of the Company’s MSG Sphere, MSG Networks and Tao Group Hospitality businesses.

The Company also announced that James L. Dolan is expected to serve as Executive Chairman and Chief Executive Officer of MSG Entertainment, and remain the Executive Chairman and Chief Executive Officer of MSG Sphere Corp.

Completion of the transaction remains subject to various conditions, including effectiveness of the Form 10 Registration Statement, certain league and other approvals, receipt of a tax opinion from counsel and final Board approval. Securities of MSG Entertainment may not be sold, nor may offers to buy be accepted, prior to the time the Form 10 becomes effective. This release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of MSG Entertainment in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Form 10 Registration Statement is filed under the name MSGE Spinco, Inc. (to be renamed Madison Square Garden Entertainment Corp. following the spin-off).

About Madison Square Garden Entertainment Corp.

Madison Square Garden Entertainment Corp. is a leader in live entertainment. Madison Square Garden Entertainment Corp. presents or hosts a broad array of events in its diverse collection of venues: New York’s Madison Square Garden, The Theater at Madison Square Garden, Radio City Music Hall, and Beacon Theatre; and The Chicago Theatre. Madison Square Garden Entertainment Corp. is also building a new state-of-the-art venue in Las Vegas, MSG Sphere at The Venetian. In addition, Madison Square Garden Entertainment Corp. features the original production, the Christmas Spectacular Starring the Radio City Rockettes, and delivers a wide range of live sports content and other programming through two regional sports and entertainment networks, MSG Network and MSG Sportsnet. Also under the Madison

Square Garden Entertainment Corp. umbrella is Tao Group Hospitality, with entertainment dining and nightlife brands including: Tao, Hakkasan, Omnia, Marquee, Lavo, Beauty & Essex, and Cathédrale. More information is available at www.msgentertainment.com.

Forward-Looking Statements

This press release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments or events may differ materially from those in the forward-looking statements as a result of various factors, including financial community perceptions of the Company and its business, operations, financial condition and the industries in which it operates, the impact of the COVID-19 pandemic, the potential spin-off of the live entertainment business and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein.

# # #

Contact:

Ari Danes, CFA

Senior Vice President, Investor Relations, Financial Communications & Treasury

Madison Square Garden Entertainment Corp.

(212) 465-6072

Justin Blaber

Vice President, Financial Communications

Madison Square Garden Entertainment Corp.

(212) 465-6109

Grace Kaminer

Senior Director, Investor Relations & Treasury

Madison Square Garden Entertainment Corp.

(212) 631-5076